                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO.   )

Filed by the Registrant [x]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[x]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

                          WESCO FINANCIAL CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[x]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ---------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          ---------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          ---------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ---------------------------------------------------------------------
     (5)  Total fee paid:

          ---------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was previously paid. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ---------------------------------------------------------------------
     (2)  Form, Schedule or Registration Statement No.:

          ---------------------------------------------------------------------
     (3)  Filing Party:

          ---------------------------------------------------------------------
     (4)  Date Filed:

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

                                     [LOGO]

                          WESCO FINANCIAL CORPORATION
    301 EAST COLORADO BOULEVARD, SUITE 300, PASADENA, CALIFORNIA 91101-1901
                                 (818) 585-6700

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD MAY 21, 1997

     The annual meeting of shareholders of Wesco Financial Corporation ("Wesco") will be held in the banquet room of Pasadena Cafeteria, 325 East Colorado Boulevard, Pasadena, California, on Wednesday, May 21, 1997 at 4:00 p.m. for the following purposes:

          1. To elect seven directors to hold office until the next meeting of shareholders or until their respective successors shall have been duly elected and qualified.

          2. To transact such other business as may properly come before the meeting or any adjournment thereof.

     The Board of Directors has fixed March 24, 1997, at the close of business, as the record date for the determination of shareholders entitled to this notice and to vote at such annual meeting or any adjournment or adjournments thereof. A list of the shareholders as of such record date will be open to examination by any shareholder for any purpose germane to the meeting during ordinary business hours at Wesco's principal office at 301 East Colorado Boulevard, Suite 300, Pasadena, California for a period of at least ten days prior to May 21, 1997.

     All shareholders are requested to sign, date and complete the enclosed form of proxy promptly and return it in the accompanying postage-prepaid, self-addressed envelope, whether or not they expect to attend the meeting, to assure that their shares will be represented. Any shareholder giving a proxy has the right to revoke it at any time before it is voted at the meeting.

                                            By Order of the Board of Directors

                                                    Margery A. Patrick
                                                        Secretary
Pasadena, California
April 3, 1997

                                   IMPORTANT

     WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED FORM OF PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

Requests for additional copies of this Notice and accompanying
Proxy Statement should be addressed to Margery A. Patrick, Secretary, Wesco Financial Corporation, at the above address.

                                PROXY STATEMENT

                          WESCO FINANCIAL CORPORATION

                         ANNUAL MEETING OF SHAREHOLDERS

                                  May 21, 1997

     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of WESCO FINANCIAL CORPORATION ("Wesco") of proxies to be voted at the May 21, 1997 Annual Meeting of the Shareholders of Wesco. Wesco's principal office is located at 301 East Colorado Boulevard, Suite 300, Pasadena, California 91101-1901, and its telephone number is (818) 585-6700. This Proxy Statement is expected to be mailed to shareholders on or about April 3, 1997, together with Wesco's combined Annual Report to Shareholders and Annual Report to the Securities and Exchange Commission on Form 10-K for the calendar year ended December 31, 1996.

                             PROXIES AND REVOCATION

     The shares represented by each properly executed, unrevoked form of proxy received in time for the meeting will be voted in accordance with the instructions contained thereon. Any shareholder giving a proxy has the power to revoke it at any time before it is voted at the meeting, and it shall be suspended if the shareholder is present at the meeting and desires to vote in person.

     Wesco intends to solicit proxies principally by the use of the mail. It will also request banks, brokerage firms and other custodians, nominees and fiduciaries to forward copies of the form of proxy and Proxy Statement to persons for whom they hold stock of Wesco and request authority for the execution of proxies. Wesco will reimburse such banks, brokerage firms, custodians, nominees and fiduciaries for their actual expenditures incurred in connection therewith at not higher than usual and customary rates; facsimile transmissions are not considered necessary, and expenditures related thereto will not be reimbursed. Officers of Wesco may solicit proxies to a limited extent by telephone, but without incremental cost to Wesco, except actual out-of-pocket communication charges, which are expected to be insignificant. The entire cost of soliciting proxies will be paid by Wesco.

                             ELECTION OF DIRECTORS

     At the annual meeting, the seven nominees for Director receiving the highest number of affirmative votes will be elected Wesco directors ("Directors"). The term of each Director will expire at the time of the 1998 annual meeting expected to be held in May 1998 or upon the election and qualification of his or her respective successor. Each nominee is currently a Director of Wesco. Additional information concerning the nominees is set forth on page 3.

           Name                        Principal Occupation, Business Experience During
     (Director Since)                     Past Five Years, Age, and Other Information
------------------------------------------------------------------------------------------------
Charles T. Munger              Mr. Munger has been Chairman of the Board and Chief Executive
  (3-20-73)                    Officer of Wesco since January 1984; prior to July 1992 he was also President. He also served as Chairman of the Board and Chief
                               Executive Officer of Mutual Savings and Loan Association ("Mutual
                               Savings"), formerly a Wesco subsidiary, from January 1984 until
                               October 1987, and from May 1988 through December 1993. He also has been a director of Blue Chip Stamps and its predecessor by the same name (collectively, "Blue Chip") since 1969; Blue Chip, the parent of Wesco, is engaged in the trading stamp business.
                               Since 1978, Mr. Munger has been Vice Chairman of Berkshire
                               Hathaway Inc. ("Berkshire"), parent of Blue Chip; Berkshire is engaged in diverse businesses, including insurance, shoes, candy, retailing, manufacturing, flight training, and newspaper and encyclopedia publishing. Since 1987, he has served as a director of Salomon Inc, a financial services holding company, in which
                               Berkshire, with certain of its subsidiaries, holds a large but not controlling interest. Mr. Munger has served, since 1977, as
                               Chairman of the Board and a director of Daily Journal
                               Corporation, publisher of specialty newspapers in California.
                               Since January 1997, he has served as a director of Costco
                               Companies, Inc. (formerly Price/Costco, Inc.), operator of a large chain of membership warehouses. Mr. Munger is 73 years of age.
Robert H. Bird                 Mr. Bird has been President of Wesco since June 1992, and was
  (12-21-89)                   also President of Mutual Savings from June 1992 through December
                               1993. From December 1989 to June 1992, he served as Vice Chairman of the Board of Wesco and of Mutual Savings. He has also served as President and a director of MS Property Company, another Wesco subsidiary, since its activation in October 1993. He has also served as President of Blue Chip since January 1987 and, prior thereto, served in various financial and other offices of Blue
                               Chip after joining it in 1968. Mr. Bird has also served as a director of Blue Chip since 1978 and as a Vice President of
                               Berkshire since 1983. Mr. Bird is 65 years of age.
Carolyn H. Carlburg            Ms. Carlburg is an attorney and has been engaged in the practice
  (5-23-91)                    of law since 1977. For the last sixteen years she has been in private practice under the name Carolyn H. Carlburg & Associates, attorneys at law, specializing in land use matters and business litigation. Ms. Carlburg is 50 years of age.
Willam T. Caspers              Mr. Caspers has been engaged in personal investments since 1977.
  (3-18-59)                    Prior to that time, he served as a Vice President of Wesco from
                               1960 and a Senior Vice President of Mutual Savings from 1961. Mr.
                               Caspers has been a director of MS Property Company since October
                               1993. Mr. Caspers is 74 years of age.
James N. Gamble                Mr. Gamble has been engaged in the investment counseling business
  (1-19-65)                    since 1956, currently under the name Gamble, Jones, Holbrook &
                               Bent and previously under his own name. Mr. Gamble is 74 years of age.
Elizabeth Caspers Peters       Mrs. Peters is engaged in personal investments. Before she began
  (7-18-67)                    continuous service as a Director in 1967 she served on the Board in 1959 and 1960. Mrs. Peters has been a director of MS Property
                               Company since October 1993. Mrs. Peters is 71 years of age.
David K. Robinson              Mr. Robinson is a partner, through his professional corporation,
  (3-18-59)                    in Hahn & Hahn, attorneys at law, and has been associated with that firm for approximately 50 years. He is legal counsel for
                               Wesco, and, through 1993, served in that capacity for Mutual
                               Savings. Mr. Robinson is 78 years of age.

Mr. Caspers and Mrs. Peters are brother and sister. There are no other family relationships among Wesco's Directors and officers.

     In addition to Messrs. Munger and Bird, the executive officers of Wesco are the individuals listed below. All officers are elected to serve for one year or until their successors shall have been elected and qualified.

                                    Principal Occupation, Business Experience During
        Name                           Past Five Years, Age, and Other Information
------------------------------------------------------------------------------------------------
Jeffrey L. Jacobson      Mr. Jacobson has served as Vice President and Chief Financial Officer of Wesco since 1984. He also served Mutual Savings as Vice President and Chief Financial Officer from 1984 through 1993 and has served MS
                         Property Company in that capacity since October 1993. He has also served in various financial and other offices of Blue Chip since joining it in 1977 -- currently he is Vice President and Chief
                         Financial Officer -- and has served as a Blue Chip director since 1987.
                         Mr. Jacobson is 49 years of age.
Robert E. Sahm           Mr. Sahm, since 1971, has served Wesco as Vice President in charge of building management and, ultimately, all real estate operations; prior thereto, he served as Building Manager from 1967. He also served as
                         Senior Vice President in charge of property development for Mutual
                         Savings from 1989 through 1993 and, prior thereto, as Vice President from June 1988. Since October 1993, he has also served MS Property
                         Company as Senior Vice President in charge of property management, development and sales, and as a director. Mr. Sahm is 69 years of age.

                     VOTING SECURITIES AND HOLDERS THEREOF

     On March 24, 1997, the record date for determination of shareholders entitled to notice of and to vote at the annual meeting, a total of 7,119,807 shares of capital stock were outstanding. All information regarding stock ownership is given as of that date. Shareholders have the right to elect Directors by cumulative voting in accordance with Wesco's Bylaws: Each share has votes equal to the number of Directors to be elected (seven), and the votes may be cast for one candidate or distributed among two or more candidates. On all other matters, each share has one vote. Votes withheld as to specific Directors on forms of proxy are treated as votes cast in determining if a quorum is present to transact business but are excluded from the votes cast in favor of such Directors. Any portion of the shares held by a broker or other party that is not voted on an omnibus proxy is neither counted in determining if a quorum is present nor treated as votes cast for any purpose.

     The persons appointed as proxies on the accompanying form of proxy have informed Wesco of their intent to distribute, in such proportion as they see fit, the votes represented by proxies (i) in favor of the election of the seven nominees named above, or (ii) in the event one or more of said nominees is unable to serve, which event is not contemplated, for the remainder of the nominees named above supplemented by any substitute nominee or nominees selected by the Board of Directors.

     Blue Chip, a wholly owned subsidiary of Berkshire, owns 5,703,087 shares (80.1%) of Wesco capital stock. Warren E. Buffett, Chairman of the Board and Chief Executive Officer of Berkshire, has sole voting power with respect to 39.5% and shared voting power with respect to 3.1% of Berkshire's common stock. Mr. Buffett may be deemed to be in control of Berkshire; and Mr. Buffett, as well as Berkshire, may be deemed to be in control of Blue Chip and Wesco. Charles T. Munger, Chairman of the Board of Wesco, is also Vice Chairman of the Board of Berkshire; he has sole voting power with respect to 1.6% of Berkshire's common stock. Mr. Munger consults with Mr. Buffett with respect to Wesco's investment decisions and major capital allocations, but Mr. Buffett has no active participation in Wesco's management, other than as a director of Wesco's wholly owned insurance subsidiary, Wesco-Financial Insurance Company ("Wes-FIC").

     Wes-FIC is headquartered in Omaha, Nebraska, where its business is administered by employees of Berkshire insurance subsidiaries. From time to time, Berkshire has offered to Wes-FIC, and Wes-FIC and Wesco have accepted, retrocessions of portions of insurance or reinsurance contracts in excess of amounts the Berkshire subsidiaries have wished to retain, under arrangements described in Wesco's 1996 Annual Report on Form 10-K. Wesco's and Wes-FIC's boards believe all such retrocessions have been entered into at terms more favorable than Wes-FIC could have obtained elsewhere, and they hope similar retrocessions will become available in the future. Also, in 1996, Berkshire agreed to the purchase of The Kansas Bankers Surety Company ("KBS") by itself or one of its subsidiaries; with the concurrence of the boards of directors of Wesco and Wes-FIC, the acquisition was completed by the latter. The businesses of Wes-FIC and KBS are administered for Wesco by Berkshire insurance subsidiaries for fees and expenses totaling about $100,000 annually.

     Berkshire's principal executive offices are located at 1440 Kiewit Plaza, Omaha, Nebraska 68131, which is also Mr. Buffett's principal address. Blue Chip's principal executive offices are located at 301 East Colorado Boulevard, Suite 300, Pasadena, California 91101-1901.

     Blue Chip is the only company or person known to Wesco's management to own beneficially 5% or more of its outstanding capital stock. Beneficial ownership of Wesco's capital stock by Blue Chip and by all Directors and executive officers who own shares is set forth below.

                                                                  Amount and Nature
                                                                    of Beneficial         Percent
                                        Name                        Ownership(1)          of Class
--------------------------------------------------------------------------------------------------
Blue Chip Stamps                                                      5,703,087(2)          80.1%
William T. Caspers                                                        4,200(3)             *
Elizabeth Caspers Peters                                                 91,443(4)           1.3
David K. Robinson                                                           300                *
Robert E. Sahm                                                            3,150                *
All Directors and executive officers as a group                          99,093(3,4,5)       1.4

---------------

  * Less than 1%.

(1) Beneficial owner has sole voting and investment power, and economic interest, except as indicated.

(2) Voting and investment power may be deemed to be controlled by Berkshire and Warren E. Buffett by virtue of the relationships described on page 4.

(3) Includes 1,700 shares held by a trust of which Mr. Caspers is trustee and income beneficiary.

(4) Includes 16,843 shares held by a trust of which Mrs. Peters is a co-trustee with her children and income beneficiary.

(5) Does not include the 5,703,087 shares (80.1%) held by Blue Chip, of which Wesco Directors Charles T. Munger and Robert H. Bird are directors and executive officers.

                REQUIREMENTS FOR REPORTING SECURITIES OWNERSHIP

     Section 16(a) of the Securities Exchange Act of 1934 requires Wesco's executive officers and Directors, and persons who own more than ten percent of a registered class of Wesco's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the American Stock Exchange. Executive officers, Directors and shareholders owning more than ten percent are required by SEC regulation to furnish Wesco with copies of all such Section 16(a) reports they file.

     Based solely on its review of the copies of such Section 16(a) reports received by it, or written representations from certain persons subject to
Section 16(a) reporting that no such reports were required to be filed, Wesco believes that its executive officers, Directors, and beneficial owners of more than ten percent complied with all applicable filing requirements during 1996.

                            COMMITTEES AND MEETINGS

     Wesco has a standing Audit Committee whose members are William T. Caspers, Chairman; Carolyn H. Carlburg; James N. Gamble; and David K. Robinson. The primary functions of the Audit Committee are to review the audited financial statements and the results of the audit, and to inquire into important internal control, accounting and financial reporting matters. Wesco does not have nominating, compensation, or other committees.

     During 1996, the Board of Directors held six regularly scheduled meetings and one special meeting, and the Audit Committee held one meeting. No Director other than Mr. Gamble attended fewer than 75 percent of the combined total number of meetings of the Board of Directors and Audit Committee (if a member thereof) held during the year.

                COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

     Directors who are not officers currently receive an annual fee of $3,600, plus $300 for each special meeting which they attend. The Chairman of the Audit Committee receives an annual fee of $1,800. Additionally, he and his dependents are covered under a health and dental insurance program maintained by a wholly owned subsidiary. The cost of such company-paid coverage was $10,817 in 1996. Other members of the Audit Committee receive $300 for each meeting attended. No members of the Audit Committee are officers of the Company.

     The following table shows compensation paid by Wesco and its subsidiaries to its executive officers for the three years ended December 31, 1996.

                                                                             Annual Compensation
                         Name and Capacity                                   --------------------
                          in Which Served                             Year   Salary(1)   Bonus(2)
-------------------------------------------------------------------------------------------------
Charles T. Munger -- Chairman of the Board and Chief Executive        1996          --        --
  Officer of Wesco                                                    1995          --        --
                                                                      1994          --        --

Robert H. Bird -- President of Wesco and MS Property Company          1996   $  96,000
                                                                      1995     144,000        --
                                                                      1994     180,000        --

Jeffrey L. Jacobson -- Vice President and Chief Financial Officer of  1996     132,000        --
  Wesco and MS Property Company                                       1995     120,000        --
                                                                      1994     120,000        --

Robert E. Sahm -- Vice President of Wesco and Senior Vice President   1996     136,800   $11,700
  of
  MS Property Company                                                 1995     127,100    11,100
                                                                      1994     112,400    10,600

---------------

(1) Messrs. Munger, Bird and Jacobson are employees of, and compensated by, Blue Chip but spend a portion of their time on the activities of Wesco and its subsidiaries. Figures shown for Messrs. Bird and Jacobson represent amounts paid to Blue Chip by Wesco or its subsidiaries for their services. Blue Chip was not compensated by Wesco or its subsidiaries for Mr. Munger's services during the three-year period. Mr. Munger was paid a total of $100,000 by Blue Chip for each of the three years; in addition, he received directors' fees in cash or deferred phantom equity interest from certain companies in which Berkshire, Wesco and/or their subsidiaries have significant minority investments, valued as follows: 1996, $65,000; 1995, $93,200; 1994, $76,200.
    Mr. Sahm is compensated by MS Property Company.

(2) Mr. Sahm's bonus is based on a length-of-service formula applicable to all employees of MS Property Company and is equal to one month's salary.

                       REPORT ON EXECUTIVE COMPENSATION*

     Wesco's program of executive compensation is believed different from most public corporations' programs. Messrs. Munger, Bird and Jacobson are not employees of Wesco or a Wesco subsidiary, nor are they remunerated directly by Wesco or a Wesco subsidiary for their services. All three are employed by, and constitute the board of directors of, Blue Chip. Wesco and its subsidiaries reimburse Blue Chip for the services of Messrs. Bird and Jacobson based on Blue Chip's cost of their compensation, including related taxes and benefits, and an estimate of the relative time each individual devotes to the business of each company. Wesco and its subsidiaries do not reimburse Blue Chip for Mr. Munger's services.

     The Board of Directors of Wesco, at least annually, reviews and approves the compensation of, or any reimbursement to Blue Chip for, Wesco's executive officers based on the recommendation of Mr. Munger. Factors considered annually by Mr. Munger are typically subjective and include individual performance, changes in responsibility and inflation. Neither the profitability of Wesco nor the market price of Wesco's stock is considered in setting executive compensation.
---------------

 * Submitted by the Wesco Board of Directors: Charles T. Munger, Robert H. Bird, Carolyn H. Carlburg, William T. Caspers, James N. Gamble, Elizabeth Caspers Peters and David K. Robinson.

              BOARD OF DIRECTOR INTERLOCKS AND INSIDER PARTICIPATION

     Charles T. Munger, Chairman of the Board of Wesco, is also Chairman of the Board of Blue Chip and Vice Chairman of the Board of Berkshire. Robert H. Bird, President of Wesco, is also a director and President of Blue Chip and a Vice President of Berkshire. Jeffrey L. Jacobson, Vice President and Chief Financial Officer of Wesco, is also a director of and Chief Financial Officer of Blue Chip.

                            STOCK PERFORMANCE GRAPH

     The following graph compares the value of $100 invested in Wesco capital stock from December 31, 1991 through December 31, 1996 with similar investments in the Standard and Poor's ("S&P") 500 Stock Index and the S&P Property-Casualty Insurance Index, assuming reinvestment of dividends.

                                                                             S&P Property-Cas-
        Measurement Period            Wesco Financial                         ualty Insurance
      (Fiscal Year Covered)                Corp.           S&P 500 Index           Index
1991                                               100                 100                 100
1992                                            116.16              107.62              117.11
1993                                            182.78              118.46              115.04
1994                                            163.82              120.03              120.67
1995                                            260.96              165.13              163.38
1996                                            269.71              203.05              198.53

                         INDEPENDENT PUBLIC ACCOUNTANTS

     Representatives from Deloitte & Touche, the independent public accounting firm for Wesco and its subsidiaries for the year ending December 31, 1996, are expected to be present at the May 21, 1997 annual meeting of shareholders. They will be given the opportunity to make a statement if they so desire and to respond to any appropriate questions. The Board of Directors has not yet selected the independent accounting firm for Wesco and its subsidiaries for the year ending December 31, 1997.

                           PROPOSALS OF SHAREHOLDERS

     Any shareholder proposal intended to be considered for inclusion in the proxy statement for presentation at the annual meeting of shareholders expected to be held in May 1998 must be received by Wesco by December 10, 1997. The proposal must be in accordance with the provisions of Rule 14a-8 promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934. It is suggested the proposal be submitted by certified mail -- return receipt requested.

                                 OTHER MATTERS

     As far as Wesco is aware, there are no other matters to be brought before the May 21, 1997 annual meeting other than the election of Directors. Should any other matters come before the meeting, action will be taken thereon by the persons appointed as proxies on the accompanying form of proxy, or their substitutes, according to their discretion.

                       By Order of the Board of Directors

                               Margery A. Patrick
                                   Secretary

Pasadena, California
April 3, 1997

PROXY

                          WESCO FINANCIAL CORPORATION

                    PROXY FOR ANNUAL MEETING OF SHAREHOLDERS

                                  MAY 21, 1997

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints CHARLES T. MUNGER and MARGERY A. PATRICK, or either of them, as Proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as directed on the other side hereof, all shares of capital stock of WESCO FINANCIAL CORPORATION held of record by the undersigned on March 24, 1997 at the annual meeting of shareholders to be held in the banquet room of Pasadena Cafeteria, 325 East Colorado Boulevard, Pasadena, California, on Wednesday, May 21, 1997, at 4:00 p.m., or at any adjournment or adjournments thereof.

                 (CONTINUED AND TO BE SIGNED ON THE OTHER SIDE)


--------------------------------------------------------------------------------
                              FOLD AND DETACH HERE






                                     [LOGO]


                          WESCO FINANCIAL CORPORATION

                                                                Please mark
                                                               your votes as
                                                               indicated in  [X]
                                                                this sample


1. ELECTION OF DIRECTORS until the next annual meeting of shareholders or until their respective successors shall have been duly elected and qualified.

                                    WITHHOLD
                              FOR   AUTHORITY
     all nominees listed                        to vote for all
     at the right (except     [ ]      [ ]      nominees
     as marked to the                           listed at the
     contrary                                   right

                Charles T. Munger, Robert H. Bird, Carolyn H. Carlburg, William T. Caspers, James N. Gamble, Elizabeth Caspers Peters, David K. Robinson

                  This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted for the election as directors of all nominees listed in Proposal 1.


           INSTRUCTION: To withhold authority to vote for any individual nominee, line through his or her name above.

2. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.




Signature(s) _______________________________________________ Date ______________
Please sign exactly as name appears herein. IF shares are held by joint tenants, both should sign. If signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If signing on behalf of a corporation, an authorized officer such as the president should sign in full corporate name together with signature and title. If signing on behalf of a partnership, an authorized person should sign in full partnership name together with signature and position.

--------------------------------------------------------------------------------
                              FOLD AND DETACH HERE



                     YOUR VOTE IS IMPORTANT TO THE COMPANY


                        AFTER SIGNING AND DATING, PLEASE
                     TEAR OFF THE TOP PORTION OF THIS SHEET
                AND RETURN IT IN THE ENCLOSED POSTPAID ENVELOPE